UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         February 28, 2006
                                                --------------------------------

                  Morgan Stanley Capital I Inc. Trust 2006-HE1
              -----------------------------------------------------
                         (Exact name of issuing entity)

                          Morgan Stanley Capital I Inc.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
              -----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

         Delaware                 333-125593-15                13-3291626
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(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation of           File Number of             Identification No.
        depositor)                issuing entity)             of depositor)

1585 Broadway, New York, New York                               10036
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code         (212) 761-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

            Item 8.01 of the Depositor's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on March 23, 2006, is hereby amended and restated in its entirety, because the Pooling and Servicing Agreement attached as an exhibit to such Current Report was not the correct version of such agreement.

            On February 28, 2006, Morgan Stanley Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, JPMorgan Chase Bank, National Association, as servicer, WMC Mortgage Corp., as responsible party, Decision One Mortgage Company, LLC, as responsible party, LaSalle Bank National Association, as custodian, and Wells Fargo Bank, National Association, as trustee, of Morgan Stanley Capital I Inc. Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, having an aggregate initial principal amount of $1,167,178,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), pursuant to an Underwriting Agreement dated as of February 24, 2006 by and among the Company and the Underwriters.

            The Class X, Class P and Class R Certificates (the "Private Certificates") were sold to MS&Co. on February 28, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to
Section 4(2) of that Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans by the Company from Morgan Stanley Mortgage Capital Inc.

            Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Company, as depositor, LaSalle Bank National Association, as custodian, JPMorgan Chase Bank, National Association, as servicer, WMC Mortgage Corp., as responsible party, Decision One Mortgage Company, LLC, as responsible party, and Wells Fargo Bank, National Association, as trustee.

Exhibit 10.1 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of October 1, 2005, by and between WMC and the Sponsor. (included as part of Exhibit O to Exhibit 4).

Exhibit 10.2 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2005, by and between Decision One and the Sponsor (included as part of Exhibit P to Exhibit 4).

Exhibit 10.3 ISDA Master Agreement, dated as of February 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit V to Exhibit 4).

Exhibit 10.4 Schedule to the Master Agreement, dated as of February 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit V to Exhibit 4).

Exhibit 10.5 Credit Support Annex, dated as of February 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit V to Exhibit 4).

Exhibit 10.6 Confirmation, dated as of February 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit V to Exhibit
                        4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 11, 2006                        MORGAN STANLEY CAPITAL I INC.



                                          By:   /s/ Steven Shapiro
                                             -----------------------------------
                                             Name:  Steven Shapiro
                                             Title: Managing Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                 --------------
4                     Pooling and Servicing Agreement,                  (E)
                      dated as of February 1, 2006, by and
                      among the Company, as depositor,
                      LaSalle Bank National Association, as
                      custodian, JPMorgan Chase Bank,
                      National Association, as servicer,
                      WMC Mortgage Corp., as responsible
                      party, Decision One Mortgage Company,
                      LLC, as responsible party, and Wells
                      Fargo Bank, National Association, as
                      trustee.

10.1                  The Second Amended and Restated                   (E)
                      Mortgage Loan Purchase and Warranties
                      Agreement, dated as of October 1,
                      2005, by and between WMC and the
                      Sponsor (included as part of Exhibit
                      O to Exhibit 4).

10.2                  The Second Amended and Restated                   (E)
                      Mortgage Loan Purchase and Warranties
                      Agreement, dated as of November 1,
                      2005, by and between Decision One and
                      the Sponsor (included as part of
                      Exhibit P to Exhibit 4).

10.11                 ISDA Master Agreement, dated as of                (E)
                      February 28, 2006, by and between
                      Morgan Stanley Mortgage Capital Inc.,
                      the swap provider, and Wells Fargo
                      Bank, National Association, the
                      trustee (included as part of Exhibit
                      V to Exhibit 4).

10.12                 Schedule to the Master Agreement,                 (E)
                      dated as of February 28, 2006, by and
                      between Morgan Stanley Mortgage
                      Capital Inc., the swap provider, and
                      Wells Fargo Bank, National
                      Association, the trustee (included as
                      part of Exhibit V to Exhibit 4).

10.13                 Credit Support Annex, dated as of                 (E)
                      February 28, 2006, by and between
                      Morgan Stanley Mortgage Capital Inc.,
                      the swap provider, and Wells Fargo
                      Bank, National Association, the
                      trustee (included as part of Exhibit
                      V to Exhibit 4).

10.14                 Confirmation, dated as of February                (E)
                      28, 2006, by and between Morgan
                      Stanley Mortgage Capital Inc., the
                      swap provider, and Wells Fargo Bank,
                      National Association, the trustee
                      (included as part of Exhibit V to
                      Exhibit 4).

10.15                 Guarantee, dated as of February 28,               (E)
                      2006, by Morgan Stanley (included as
                      part of Exhibit V to Exhibit 4).